Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Security Agreement”), dated as of April 7, 2010, among SQUARETWO FINANCIAL CORPORATION, a Delaware corporation (“US Borrower”), the US Loan Parties signatory hereto (collectively with US Borrower, the “Grantors” and each a “Grantor”) and GMAC COMMERCIAL FINANCE LLC, a Delaware limited liability company (in its individual capacity, “GMAC CF”), as administrative and collateral agent (in such capacity, “Agent”) for the financial institutions who are or hereafter become parties to the Loan Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Loan Agreement dated as of the date hereof by and among Grantors, each of the other Loan Parties party thereto, Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), Lenders have agreed to make Loans to, and to issue or arrange for the issuance of Lender Letters of Credit on behalf of, US Borrower;

WHEREAS, in order to induce Agents and Lenders to enter into the Loan Agreement and the other Loan Documents and to induce Lenders to make the Advances and to issue or arrange for the issuance of Lender Letters of Credit as provided for in the Loan Agreement, each Grantor has agreed to guarantee the Obligations pursuant to Section 10 of the Loan Agreement;

WHEREAS, in order to induce Agent and Lenders to enter into the Loan Agreement and the other Loan Documents and to induce Lenders to make the Advances and to issue or arrange for the issuance of Lender Letters of Credit as provided for in the Loan Agreement, each Grantor has agreed to grant a continuing Lien on the US Security Agreement Collateral (as hereinafter defined) to secure the Obligations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       DEFINED TERMS.

(a)                                  All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

(b)                                 All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein, including, without limitation, the following terms: “Accounts”, “Account Debtor”, “Buyer in Ordinary Course of Business”, “Chattel Paper”, “Commercial Tort Claim”, “Deposit Account”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter of Credit”, “Letter-of-Credit Rights”,

“Payment Intangibles”, “Proceeds”, “Record”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper”.

(c)                                  “Contractual Obligations” means, as applied to any Person, any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

(d)                                 “Copyright License” means any and all rights now owned or hereafter acquired by any Grantor under any written agreement granting any right to such Grantor to use any Copyright or Copyright registration owned by a third party.

(e)                                  “Design” means all of the following now owned or hereafter acquired by any Loan Party: (a) all industrial designs and intangibles of like nature (whether registered or unregistered), now owned or existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications  in connection therewith, including all registrations, recordings and applications in the Canadian Industrial Design Office or in any similar office or agency in any other country or any political subdivision thereof, and (b) all reissues, extensions or renewals thereof.

(f)                                    “Design License” means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to use any Design.

(g)                                 “Excluded Accounts” means any deposit accounts that are payroll, employee benefit and similar trust accounts and any other trust accounts pursuant to which any Grantor receives collections on behalf of third parties.

(h)                                 “Excluded Property” shall have the meaning assigned to that term in subsection 2(a).

(i)                                     “General Power of Attorney” shall have the meaning assigned to that term in subsection 6(b).

(j)                                     “License” means any Copyright License, Patent License, Design License, Trademark License or other license of rights or interests now held or hereafter acquired by any Grantor.

(k)                                  “Patent License” means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to such Grantor with respect to any invention on which a Patent owned by a third party is in existence.

(l)                                     “Power of Attorney” shall have the meaning assigned to that term in subsection 6(b).

(m)                               “Proceeds” shall have the meaning assigned to it under Section 9-102 (64) of the UCC, and in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guarantee payable to Grantor from time to time with respect to any of the US Security Agreement Collateral, (ii) any and all payments (in any form whatsoever)

2

made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the US Security Agreement Collateral by any Governmental Authority (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the US Security Agreement Collateral.

(n)                                 “Quarterly Date” means the next date on which Financial Statements are delivered pursuant to item 2 of the Reporting Rider to the Loan Agreement for the last month of any Fiscal Quarter.

(o)                                 “Special Power of Attorney” shall have the meaning assigned to that term in subsection 6(b).

(p)                                 “Supplement” shall have the meaning assigned to such term in Section 4(p) hereof.

(q)                                 “Trademark License” means rights under any written agreement now owned or hereafter acquired by any Grantor granting any right to such Grantor to use any Trademark owned by a third party.

(r)                                    “Uniform Commercial Code Jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2005 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

2.                                       GRANT OF LIEN.

(a)                                  To secure the prompt payment, performance and observance of the Obligations, including all renewals, extensions, restructurings and refinancings of any or all of the Obligations, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a continuing security interest in, and lien and mortgage in and to, all of such Grantor’s personal property and other assets described below, in each case, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the “US Security Agreement Collateral”) including, without limitation, all:

(i)                                     Accounts;

(ii)                                  Chattel Paper;

(iii)                               Commercial Tort Claims, including those specified on Schedule 2(a) hereto;

(iv)                              Deposit Accounts and cash and other monies and property of such US Loan Party in the possession or under the control of Agent, any Lender or any participant of any Lender with respect to the Loan Agreement and/or the Loan Documents;

3

(v)                                 Documents;

(vi)                              Equipment;

(vii)                           Fixtures;

(viii)                        General Intangibles (including the Patents, Trademarks and Copyrights listed on Schedule 4(g) hereto, and all other Intellectual Property);

(ix)                                Licenses;

(x)                                   Goods;

(xi)                                Instruments;

(xii)                             Inventory;

(xiii)                          Investment Property;

(xiv)                         Letter-of-Credit Rights and Supporting Obligations;

(xv)                            all money, cash or cash equivalents of such Grantor;

(xvi)                         other personal property whether or not subject to the UCC together with all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and

(xvii)                      Proceeds and products of all or any of the property described above;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2, (I) this Security Agreement shall not constitute a grant of a security interest in, and the US Security Agreement Collateral shall not include, (A) any property to the extent that such grant of a security interest is (x) prohibited by any requirements of any law, rule or regulation of a Governmental Authority, or requires a consent not obtained of any Governmental Authority pursuant to such requirement or (y) prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property; provided, further, that the exclusions set forth in clauses (A)(x) and (A)(y) above shall not apply to Accounts, payment intangibles or to any other category of US Security Agreement Collateral to the extent such requirements of law, rule or regulation or the term in such contract, license, agreement, instrument or other document providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; (B) Stock in excess of shares representing 100% of the nonvoting Stock and 65% of the total combined voting power of all classes of Stock entitled to vote of any Foreign Subsidiary, if such action would result in material adverse, incremental tax liabilities under Section 956 of the IRC; (C) Excluded

4

Accounts; (D) Stock issued by Collect Air, Astrum, or CA Marketing; (E) any “intent to use” Trademark applications for which a statement of use has not been filed (but only until such statement is filed); or (F) any “Collateral” as such term is defined in the US Pledge Agreement (any such items described in clauses (A) through (F) above shall be referred to herein as “Excluded Property”) and (II) the representations, warranties and covenants in this Security Agreement shall not apply to (x) any property that is not included in the US Security Agreement Collateral and (y) any matters that are the subject of post-closing obligations so long as the Grantors are in compliance with such post-closing obligations under the Loan Documents.

(b)                                 In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, a right of setoff, following the occurrence and during the continuance of an Event of Default against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

3.                                       AGENT’S AND LENDERS’ RIGHTS; LIMITATIONS ON AGENT’S AND LENDERS’ OBLIGATIONS.

(a)                                  It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contractual Obligations and each of its Licenses to observe and perform all of the conditions and obligations to be observed and performed by it thereunder to the same extent as if this Security Agreement and the other Loan Documents had not been executed.  Neither Agent nor any Lender shall have any obligation or liability under any Contractual Obligations or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any such Contractual Obligations or License pursuant hereto.  Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contractual Obligations or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contractual Obligations or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(b)                                 Agent may at any time after an Event of Default has occurred and is continuing without prior notice to Grantors, notify Account Debtors and other Persons obligated on the US Security Agreement Collateral that Agent has a security interest therein, and that payments in respect of such US Security Agreement Collateral shall be made directly to Agent.  Upon the request of Agent, following the occurrence and during the continuation of an Event of Default, Grantors shall so notify Account Debtors and other Persons obligated on the US Security Agreement Collateral.  Once any such notice has been given to any Account Debtor or other Person obligated on the US Security Agreement Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent.

5

(c)                                  Subject to Section 14 hereof, upon election of Agent at any time while and so long as an Event of Default and acceleration of the Obligations shall be continuing, Agent may at any time in Agent’s own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contractual Obligations and obligors in respect of Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or Payment Intangibles.  If an Event of Default and acceleration of the Obligations shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request.

4.                                       REPRESENTATIONS AND WARRANTIES.  Each Grantor represents and warrants that as of the Closing Date and as of the date of any Advance is made or any Letter of Credit is issued:

(a)                                  Each Grantor has rights in and the corporate or limited liability company power to transfer each item of the US Security Agreement Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

(b)                                 No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the US Security Agreement Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor or Agent in favor of Agent pursuant to this Security Agreement or the other Loan Documents, (ii)  in connection with any other Permitted Encumbrances, (iii) with respect to the Grantors’ Existing Credit Agreement (provided that any and all of the filed agreements, financing statements, instruments or continuation statements referenced in this clause (iii) shall be released on the Closing Date), and (iv) financing statements filed by purchasers of Assets in respect of Assets that are no longer owned by any Grantor.

(c)                                  This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements, a perfected Lien in favor of Agent, for the benefit of Agent and Lenders, on the US Security Agreement Collateral (other than Fixtures and Commercial Tort Claims that are not subject to the requirements of Section 5(a)(vii) hereof) with respect to which a Lien may be perfected by filing pursuant to the UCC.  Such Lien is enforceable as such as against any and all creditors of and purchasers from Grantors (other than purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business).

(d)                                 Schedule 4(d) hereto lists, as of the Closing Date, (x) all Instruments, Letter of Credit Rights and Chattel Paper with an aggregate value in excess of $500,000 of each Grantor, other than Instruments, Letter of Credit Rights and Chattel Paper relating to the Assets, and (y) all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor relating to the Assets with an individual value in excess of $100,000.

6

(e)                                  Schedule 4(e) hereto sets forth as of the Closing Date, and with respect to the information required pursuant to Section 5(a)(ii), as of each date that such information is required to be delivered thereunder, each Grantor’s name (within the meaning of Section 9-503 of the UCC) as it appears in official filings in the state of its incorporation or organization, all other names (including trade names, fictitious names and business names) under which any Grantor currently conducts business, or has at any time during the past five years conducted business, the name of any entity which any Grantor has acquired in whole or in part or from whom any Grantor has acquired a significant amount of assets within the past five years (other than purchases of Assets in the ordinary course of business), the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by such Grantor’s state of incorporation or organization or a statement that no such number has been issued, such Grantor’s state of incorporation or organization, the location of such Grantor’s chief executive office, principal place of business, offices, all warehouses and premises where US Security Agreement Collateral is stored or located (other than any documentation relating to Assets that is in the possession of Franchisees or Light Users in the ordinary course of business), and the locations of its books and records concerning the US Security Agreement Collateral (other than any books and records relating to Assets that is in the possession of Franchisees or Light Users in the ordinary course of business).  Each Grantor has only one state of incorporation or organization.

(f)                                    With respect to the Assets and Asset Pools, except as otherwise disclosed to Agent in writing in the most recent Borrowing Base Certificate, as to each of each Grantor’s existing Assets and Asset Pools:  such Assets and Asset Pools have been acquired in the ordinary course of each Grantor’s (other than Holdings’) business, consistent with such Grantor’s underwriting policies as in effect from time to time; each Grantor is the lawful owner of such Asset and Asset Pool (other than Assets and Asset Pools sold after the delivery of such Borrowing Base Certificate pursuant to transactions permitted under the Loan Documents) and has the right to assign the same to Agent, for the benefit of Agent and Lenders; and such Asset and Asset Pool is free of all Liens, other than those in favor of Agent, on behalf of itself and Lenders, and Permitted Encumbrances.  After the occurrence of an Event of Default and the acceleration of the Obligations and exercise of remedies by Agent:  (i) no Grantor shall, without the prior written consent of Agent, adjust, settle or compromise the amount or payment of any Asset, or release wholly or partly any Account Debtor (or any other Person obligated on such Asset), or allow any credit or discount thereon, and (ii) Agent shall have the right at any time (A) to exercise the rights of Grantors, with respect to the obligation of the Account Debtor or any other Person obligated on such Asset to make payment or otherwise render performance to any such Grantor, and with respect to any property that secures the obligations of the Account Debtor or of any such other Person obligated on such Asset; and (B) to adjust, settle or compromise the amount or payment of any such Asset or release wholly or partly any Account Debtor or obligor thereunder or allow any credit or discount thereon.

(g)                                 With respect to the Intellectual Property included in the US Security Agreement Collateral that does not constitute commercial off-the-shelf software that is generally available to the public:

(i)                                     Except as would not reasonably be expected to have a Material Adverse Effect, each Grantor and each of its Subsidiaries owns, is licensed to use

7

or otherwise has the right to use, all Intellectual Property used in or necessary for the conduct of its business as currently conducted;

(ii)                                  As of the date hereof and as of any Quarterly Date, (A) no Grantor has any interest in, or title to, any Patent, Trademark or Copyright subject to a registration or application for a registration, except as set forth in Schedule 4(g) hereto, and (B) no Grantor has any License the absence of which would reasonably be expected to result in a Material Adverse Effect except as set forth in Schedule 4(g);

(iii)                               Except as would not reasonably be expected to have a Material Adverse Effect, each of the Patents, Trademarks or Copyrights are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

(iv)                              To the best of Grantors’ knowledge, each of the Patents, Trademarks, and Copyrights are valid and enforceable, except to the extent that the lack of such validity or enforceability would not reasonably be expected to have a Material Adverse Effect;

(v)                                 There is no outstanding claim that the use of any of the Patents, Trademarks, Copyrights or other Intellectual Property violates the rights of any third person, which claim would reasonably be expected to have a Material Adverse Effect;

(vi)                              Grantors are the sole and exclusive owners of the entire and unencumbered right, title and interest in and to each of the material Patents, Trademarks, Copyrights, and other material Intellectual Property purported to be owned by it free and clear of any liens, charges and encumbrances (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Grantors not to sue third persons), except for Permitted Encumbrances and the Licenses disclosed on Schedule 4(g) attached hereto;

(vii)                           Except as set forth on Schedule 4(g) or as permitted pursuant to Section 7.3(C) of the Loan Agreement, there are no effective restrictions on any Grantor’s or any of its Subsidiaries’ right to create a Lien in any such Intellectual Property that is material nor in Agent’s right to perfect and enforce such Lien; and

(viii)                        This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of appropriate financing statements, the Copyright Assignment of Security (in the form attached hereto as Exhibit A) with the United States Copyright Office and filing of the Patent Assignment of Security (in the form attached hereto as Exhibit B) and the Trademark Assignment of Security (in the form attached hereto as Exhibit C) with the United States Patent and Trademark Office, perfected Liens in favor of Agent on Patents, Trademarks, Copyrights, and other Intellectual Property, and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from Grantors to the extent such Liens are able to be perfected by such filings, subject

8

only to the right of holders of Permitted Encumbrances.  Upon filing of the Copyright Assignment of Security with the United States Copyright Office and filing of the Patent Assignment of Security and the Trademark Assignment of Security with the United States Patent and Trademark Office and the filing of appropriate financing statements, all action necessary to protect and perfect Agent’s Lien on Grantors’ Patents, Trademarks and Copyrights shall have been duly taken.

(h)                                 Intentionally Omitted.

(i)                                     Intentionally Omitted.

(j)                                     Except for matters disclosed on Schedule 2(a), as of the Closing Date, no Grantor owns any Commercial Tort Claims with a value that such Grantor reasonably expects to exceed $500,000.

(k)                                  Schedule 4(k) sets forth, as of the Closing Date, the account numbers and locations of all Deposit Accounts or other bank accounts of each Grantor.

(l)                                     Except as disclosed on Schedule 4(l) and other than any documentation relating to Assets that is in the possession of Franchisees or Light Users in the ordinary course of business, as of the Closing Date, none of the US Security Agreement Collateral is in the possession of any consignee, bailee, warehouseman, agent or processor.

(m)                               Intentionally Omitted.

(n)                                 None of the US Security Agreement Collateral (x) constituting Assets, Asset Pools or Asset Pool Proceeds; or (y) constituting any other US Security Agreement Collateral with a value in excess of $500,000, is of a type in which Liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation except, with respect to clauses (x) and (y) above, for US Security Agreement Collateral described on Schedule 4(g) hereto and other registered Intellectual Property or as otherwise disclosed to the Agent in writing promptly after the acquisition thereof.  Each Grantor shall promptly notify Agent in writing upon acquiring any interest hereafter in US Security Agreement Collateral (x) constituting Assets, Assets Pools or Asset Pool Proceeds or (y) constituting any other US Security Agreement Collateral with a value in excess of $500,000 (other than registered Intellectual Property), that is of a type where a Lien may be registered, recorded of filed under, or notice thereof given under, any federal statute or regulation.

(o)                                 Intentionally Omitted.

(p)                                 Each Grantor may amend (x) Schedule 4(e) (provided that the requirements of subsection 5(a)(ii) hereof and any other provisions of this Agreement other than the provisions of Section 4(e) hereto) shall not be waived or modified thereby), and (y) Schedule 4(g) (provided that the requirements of subsection 5(c) hereof and any other provisions of this Agreement, other than the provisions of Section 4(g) hereof, shall not be waived or modified thereby, and provided, further that no Grantor may amend such schedule to add any agreement that is not permitted by subsection 7.3(C) of the Loan Agreement or to add any effective

9

restrictions on Agent’s right to perfect and enforce any Lien on any Intellectual Property that is material), each by delivering a completed Supplement, substantially in the form of Exhibit F attached hereto (a “Supplement”), and any representation, warranty, or covenant contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended; provided however, that in no event shall the amendment of any such Schedule constitute a waiver by Agent and Lenders of any Default or Event of Default that exists prior to such amendment without giving effect to such amendment of such Schedule.

5.                                       COVENANTS.  Each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until all Obligations have been Paid in Full:

(a)                                  Further Assurances; Letters of Credit.

(i)                                     Generally.  At any time and from time to time, upon the reasonable written request of Agent and at the sole expense of each Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may reasonably request to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its commercially reasonable efforts to secure all consents and approvals necessary for the assignment to or for the benefit of Agent of any License or Contractual Obligations held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the UCC with respect to the Liens granted hereunder or under any other Loan Document as to those relevant jurisdictions that are not Uniform Commercial Code Jurisdictions.

(ii)                                  Organizational, Name or Location Changes.  Each Grantor will give Agent (A) at least thirty (30) days (or such shorter period as permitted by Agent in its sole discretion) advance written notice of any (1) change of name of any Grantor, (2) changes in any Grantor’s state or other jurisdiction of organization or its organizational identification number, or (3) reincorporation or reorganization of a Grantor under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof and (B) prompt written notice of any (1) change of principal place of business or chief executive office of any Grantor, (2) change in the principal location of any Grantor’s books and records or change in the locations of all warehouses and premises where the US Security Agreement Collateral is stored other than any changes in the location of books and records relating to the Assets in the ordinary course of business, and (3) change of trade names, fictitious names and business names of any Grantor.  In connection with and as a condition to taking any action described in clauses (A) and (B), each Grantor shall take all necessary action to maintain the continued perfection and priority of the Liens created hereunder in the US Security Agreement Collateral, including any actions that may be reasonably requested by the Agent.  Information delivered pursuant to this Section 5(a)(ii) shall be deemed to supplement Schedule 4(e).

10

(iii)                               Deposit Accounts.  To the extent required by the Loan Agreement, each Grantor shall obtain a Control Agreement with each bank or financial institution holding a Deposit Account (other than any Excluded Account) for such Grantor.  Agent agrees that, notwithstanding anything to the contrary in any Control Agreement, it shall not deliver a notice of springing dominion or similar notice to the bank or financial institution thereunder unless an Event of Default shall have occurred and be continuing.

(iv)                              Letters of Credit.  If any Grantor becomes the beneficiary of a letter of credit with a term of six (6) months or more and a face amount in excess of $500,000, such Grantor shall promptly, and in any event not later than the next Quarterly Date after becoming a beneficiary, notify Agent thereof and if requested by Agent, use commercially reasonable efforts to enter into a tri party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and to amend such letter of credit to provide that all payments thereunder shall be made by wire transfer or deposit to a deposit account subject to a Control Agreement in favor of Agent, all in form and substance reasonably satisfactory to Agent.

(v)                                 [Intentionally Omitted]

(vi)                              Financing Statements.  Each Grantor hereby irrevocably authorizes Agent at any time and from time to time prior to the Payment in Full of the Obligations to file in any filing office in any Uniform Commercial Code Jurisdiction any initial financing statements and amendments thereto that (a) indicate the US Security Agreement Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the US Security Agreement Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the US Security Agreement Collateral relates.  Each Grantor agrees to furnish any such information to the Agent promptly upon request.  Each Grantor also ratifies its authorization for Agent to have filed in any Uniform Commercial Code Jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.  Notwithstanding the foregoing, if reasonably requested by any Grantor in writing, Agent shall make such filings as may be reasonably requested to evidence that the security interests hereunder do not attach to any property that constitutes Excluded Property (solely to the extent that and so long as, such property constitutes Excluded Property).

(vii)                           Commercial Tort Claims.  Each Grantor shall promptly, and in any event within ten (10) Business Days after obtaining knowledge that the same is

11

acquired by it, notify Agent of any commercial tort claim (as defined in the UCC) acquired by it that is reasonably anticipated to result in a recovery in excess of $500,000 and unless otherwise consented by Agent, such Grantor shall enter into a Supplement granting to Agent a Lien in such commercial tort claim.

(b)                                 Maintenance of Records.  Each Grantor shall keep and maintain in all material respects, at its own cost and expense, satisfactory and complete records in all material respects of the US Security Agreement Collateral, including a record of any and all payments received and any and all credits granted with respect to the US Security Agreement Collateral and all other dealings with the US Security Agreement Collateral.

(c)                                  Covenants Regarding Patents, Trademarks, Copyrights and Licenses.

(i)                                     Each Grantor shall notify Agent promptly if it knows that any application or registration relating to any material registered Patent, Trademark or Copyright (now or hereafter existing) it owns is reasonably expected to become abandoned or dedicated to the public domain, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same, other than registrations and applications abandoned in the ordinary course of business.

(ii)                                  Each Grantor shall notify Agent in writing not later than the next Quarterly Date if either itself or through any agent, employee, licensee or designee, filed an application for the registration of any material Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, and, upon request of Agent, such Grantor shall execute and deliver Patent Assignments of Security, Copyright Assignments of Security or Trademark Assignments of Security as Agent may reasonably request to evidence Agent’s Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.  Information delivered pursuant to this clause (ii) shall be deemed to supplement Schedule 4(g).

(iii)                               Each Grantor shall take all actions necessary or reasonably requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the material Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.

(iv)                              In the event that any Grantor becomes aware that any of its US Security Agreement Collateral consisting of material Patents, Trademarks or

12

Copyrights is infringed upon, or misappropriated or diluted by a third party, such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is not material to the conduct of its business or operations, after having exhausted negotiations or other attempts to resolve the dispute, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem necessary under the circumstances to protect such Patent, Trademark or Copyright.

(v)                                 Grantors will not amend, modify, terminate or waive any provision of any License in any manner which would reasonably be expected to result in a Material Adverse Effect.

(vi)                              Each Grantor shall use its commercially reasonable efforts, if requested by Agent, to obtain any consents, waivers or agreements necessary to enable Agent to exercise remedies hereunder and under the other Loan Documents with respect to any material Intellectual Property and any of such Grantor’s other rights under any material General Intangibles, including such Grantor’s rights as a licensee of computer software; provided, however, that the requirements of this clause (vi) shall not include an obligation to enter into an escrow or similar arrangement with respect to the eAGLE Software.

(vii)                           Grantors will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Patents, Trademarks, Copyrights, and other Intellectual Property to the extent that failure to do so would be reasonably be expected to have a Material Adverse Effect;

(d)                                 Covenants regarding eAGLE System.  In the event that all or any portion of the eAGLE System is comprised of registered Patents, Trademarks or Copyrights owned by any Grantor, the applicable Grantor shall notify Agent and take all actions reasonably required to assure that Agent as a duly perfected, first priority security interest therein.

(e)                                  Covenants Regarding Equipment.  Each Grantor shall notify Agent in writing not later than the next Quarterly Date in the event that such Grantor obtains any Equipment covered by any certificate of title with a value in excess of $500,000 individually or $2,500,000 in the aggregate.  Upon request of Agent, each Grantor shall promptly deliver to Agent any and all certificates of title, applications for title or similar evidence of ownership of all of such Equipment and shall cause Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

(f)                                    Covenants Regarding Documents, Instruments, Chattel Paper and Investment Property.  Each Grantor shall, not later than the next Quarterly Date following the acquisition thereof, notify Agent of the existence of all US Security Agreement Collateral consisting of negotiable Documents, certificated and uncertificated securities, Instruments, and Chattel Paper, each with a value in excess of $500,000 on an individual basis. If requested by Agent, each Grantor shall (i) promptly deliver to Agent all such US Security Agreement

13

Collateral consisting of negotiable Documents, certificated securities and Instruments with a value in excess of $500,000 on an individual basis (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank), (ii) in the case of any Investment Property constituting uncertificated securities with a value in excess of $500,000 on an individual basis, use commercially reasonable efforts to obtain from any issuers of such Investment Property, for the benefit of Agent, written confirmation of Agent’s Control over such Investment Property upon terms and conditions reasonably satisfactory to Agent and (iii) in the case of any Tangible Chattel Paper with a value in excess of $500,000 on an individual basis, promptly deliver to Agent all such US Security Agreement Collateral consisting of Tangible Chattel Paper with a value in excess of $500,000 on an individual basis duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Agent.

(g)                                 Intentionally Omitted.

(h)                                 Indemnification.

(i)                                     In any suit, proceeding or action brought by Agent or any Lender relating to any US Security Agreement Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the US Security Agreement Collateral, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable to the gross negligence or willful misconduct of Agent or such Lender as determined by a court of competent jurisdiction.  All such obligations of each Grantor shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

(ii)                                  In addition, with respect to Intellectual Property, each Grantor assumes all responsibility and liability arising from the use of the Trademarks, Patents, Copyrights and other Intellectual Property, and each Grantor hereby indemnifies and holds Agent and Lenders harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of such Grantor’s operations of Grantor’s business from the use of the Trademarks, Patents, Copyrights or other Intellectual Property.  In any suit, proceeding or action brought by Agent or any Lender under any License for any sum owing thereunder, or to enforce any provisions of such License, Grantors will indemnify and keep Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach by Grantors of any obligation thereunder or arising out of any other agreement,

14

indebtedness or liability at any time owing to or in favor of such obligee or its successors from any Grantor, and all such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

(i)                                     Intentionally Omitted.

(j)                                     Limitation on Liens on US Security Agreement Collateral.  Each Grantor will not create, permit or suffer to exist, and will take commercially reasonable efforts to defend the US Security Agreement Collateral against, and take such other action as is necessary to remove, any Lien on the US Security Agreement Collateral, except Permitted Encumbrances, and will defend the rights of Agent and Lenders in and to any of such Grantor’s rights under the US Security Agreement Collateral against the claims and demands of all Persons whomsoever.

(k)                                  Limitations on Disposition.  No Grantor will sell, license, lease, transfer or otherwise dispose of any of the US Security Agreement Collateral, except as permitted by the Loan Agreement.

(l)                                     Intentionally Omitted.

(m)                               Intentionally Omitted.

(n)                                 Intentionally Omitted.

(o)                                 Intentionally Omitted.

(p)                                 Terminations; Amendments Not Authorized.  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.

(q)                                 Authorized Terminations.  Agent will promptly deliver to Grantors for filing or authorize Grantors to prepare and file termination statements and releases in accordance with Section 9.1(H) of the Loan Agreement.

6.                                       AGENT’S APPOINTMENT AS ATTORNEY-IN-FACT.

(a)                                  Each Grantor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Agent’s discretion, but subject to Section 6(d), for the purposes of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, including, without limitation the power to modify this Security Agreement by amending Schedule 4(g) to include any future Patents, Trademarks or Copyrights (including registrations or applications appurtenant thereto) covered by this Security Agreement.

15

(b)                                 On the Closing Date (i) each Grantor shall execute and deliver to Agent a power of attorney (the “General Power of Attorney”) substantially in the form attached hereto as Exhibit D and (ii) each Grantor that owns any Intellectual Property as of the Closing Date shall execute and deliver to Agent a special power of attorney (the “Special Power of Attorney”) substantially in the form attached hereto as Exhibit E (collectively, the “Power of Attorney”).

(c)                                  The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Payment in Full of all Obligations.  The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent’s interests (for the benefit of Agent and Lenders) in the US Security Agreement Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers.

(d)                                 Agent agrees that (i) except for the powers granted in clause (h) of the General Power of Attorney, it shall not exercise any power or authority granted  under the General Power of Attorney, Special Power of Attorney or clause (a) above unless an Event of Default has occurred and is continuing, and (ii) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of US Security Agreement Collateral pursuant to the Power of Attorney, provided that neither Agent nor any Lender shall have any duty as to any US Security Agreement Collateral except as provided herein with respect to US Security Agreement Collateral in its possession or under its control, and Agent and Lenders shall be accountable only for amounts they actually receive as a result of the exercise of such powers.  NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO GRANTORS FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT  IN RESPECT OF DAMAGES ATTRIBUTABLE TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

7.                                       REMEDIES; RIGHTS UPON DEFAULT.

(a)                                  In addition to all other rights and remedies granted to it under this Security Agreement, the Loan Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations (but subject to the terms of such instruments or agreements), if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the UCC.  Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of any Grantor where any US Security Agreement Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the US Security Agreement Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an

16

option or options to purchase, or sell or otherwise dispose of and deliver said US Security Agreement Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk.  Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said US Security Agreement Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases.  Such sales may be adjourned and continued from time to time with or without notice.  Agent shall have the right to conduct such sales on Grantors’ premises or elsewhere and shall have the right to use Grantors’ premises without charge for such time or times as Agent deems necessary or advisable.

If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Agent’s request, to assemble the US Security Agreement Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and Grantors, whether at Grantors’ premises or elsewhere.  Until Agent is able to effect a sale, lease, or other disposition of US Security Agreement Collateral, Agent shall have the right to hold or use US Security Agreement Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving US Security Agreement Collateral or its value or for any other purpose deemed appropriate by Agent.  Agent shall not have any obligation to Grantors to maintain or preserve the rights of Grantors as against third parties with respect to any US Security Agreement Collateral while such US Security Agreement Collateral is in the possession of Agent.  Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of US Security Agreement Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment.  Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Loan Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to Grantors.  To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the US Security Agreement Collateral except to the extent that such arise out of the gross negligence or willful misconduct of Agent or such Lender as determined by a court of competent jurisdiction.  Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters.  Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the US Security Agreement Collateral are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by Agent or any Lender to collect such deficiency.

(b)                                 Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any US Security Agreement Collateral.

(c)                                  To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is

17

not commercially unreasonable for Agent (i) to fail to incur expenses reasonably deemed significant by Agent to prepare US Security Agreement Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to US Security Agreement Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of US Security Agreement Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on US Security Agreement Collateral or to remove Liens on or any adverse claims against US Security Agreement Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on US Security Agreement Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of US Security Agreement Collateral through publications or media of general circulation, whether or not the US Security Agreement Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as Grantors, for expressions of interest in acquiring all or any portion of such US Security Agreement Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of US Security Agreement Collateral, whether or not the US Security Agreement Collateral is of a specialized nature, (viii) to dispose of US Security Agreement Collateral by utilizing internet sites that provide for the auction of assets of the types included in the US Security Agreement Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of US Security Agreement Collateral or to provide to the Agent a guaranteed return from the collection or disposition of US Security Agreement Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the US Security Agreement Collateral.  Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in Agent’s exercise of remedies against the US Security Agreement Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 7(c).  Without limitation upon the foregoing, nothing contained in this Section 7(c) shall be construed to grant any rights to Grantors or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

(d)                                 Neither Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any US Security Agreement Collateral therefor or any direct or indirect guarantee thereof.  Neither Agent nor the Lenders shall be required to marshal the US Security Agreement Collateral or any guarantee of the Obligations or to resort to the US Security Agreement Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative.  To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any

18

and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any US Security Agreement Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

8.                                       GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY.  Solely for the purpose of enabling Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell, monitor, collect or otherwise dispose of US Security Agreement Collateral), effective upon the occurrence and during the continuance of an Event of Default and at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, the nonexclusive right and license (exercisable without payment of royalty or other compensation to Grantors) to use all Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all material media in which any of the material licensed items may be recorded or stored and to all material computer software and programs used for the compilation or printout thereof, and in any case to the extent that it is permitted to do so under Applicable Law and, with respect to Licenses, to the extent it is permitted to do so under contractual obligations.

9.                                       LIMITATION ON AGENT’S AND LENDERS’ DUTY IN RESPECT OF US SECURITY AGREEMENT COLLATERAL.  Agent and each Lender shall use reasonable care with respect to the US Security Agreement Collateral in its possession or under its control.  Neither Agent nor any Lender shall have any other duty as to any US Security Agreement Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

10.                                 REINSTATEMENT.  This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if and to the extent at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11.                                 NOTICES.  Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other

19

communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Loan Agreement.

12.                                 SEVERABILITY.  Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.  This Security Agreement is to be read, construed and applied together with the Loan Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

13.                                 NO WAIVER; CUMULATIVE REMEDIES.  Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Agent and then only to the extent therein set forth.  A waiver by Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Agent would otherwise have had on any future occasion.  No failure to exercise nor any delay in exercising on the part of Agent or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.  None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

14.                                 LIMITATION BY LAW.  All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

15.                                 TERMINATION OF THIS SECURITY AGREEMENT.  Subject to Section 10 hereof, this Security Agreement shall terminate upon the Payment in Full of all Obligations. Upon such termination and Payment in Full of the Obligations, any US Security Agreement Collateral then in custody of the Agent or its nominee shall be re-delivered to Borrowing Agent as soon as practicable (subject to any obligation of Agent to Second Lien Agent under the Intercreditor Agreement). In addition, Agent shall promptly return to Borrowing Agent any Collateral to the extent required under the provisions set forth in subsection 9.1(H)(1) and (2) of the Loan Agreement.

16.                                 SUCCESSORS AND ASSIGNS.  This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of Grantors (including any debtor-in-possession on behalf of Grantors) and shall, together with the rights and remedies of

20

Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns.  No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.  No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

17.          COUNTERPARTS.  This Security Agreement may be authenticated in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.  This Security Agreement may be authenticated by manual signature, facsimile or, if approved in writing by Agent, electronic means, all of which shall be equally valid.

18.          GOVERNING LAW.  THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.  EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO THIS SECURITY AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT, PROVIDED, THAT AGENT, LENDERS AND GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE NEW YORK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE US SECURITY AGREEMENT COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT.  EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY SUCH ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.  EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTORS AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR FIVE (5) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

19.          WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY

21

(RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG AGENT, LENDERS, AND GRANTORS ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

20.          SECTION TITLES.  The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

21.          NO STRICT CONSTRUCTION.  The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

22.          ADVICE OF COUNSEL.  Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

23.          BENEFIT OF LENDERS.  All Liens granted or contemplated hereby shall be for the benefit of Agent individually and Agent for the benefit of the Lenders, and all proceeds or payments realized from US Security Agreement Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan Agreement.

24.          JOINDER.  In the event that any Person becomes required at any time to become a Grantor under this Security Agreement pursuant to the requirements of the Loan Documents, the relevant Person shall do so by delivering an appropriately completed Supplement as may be reasonably required to satisfy the applicable requirements of the Loan Documents.

[Signature Page Follows]

22

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

SQUARETWO FINANCIAL CORPORATION

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and Chief Executive Officer

SQUARETWO FINANCIAL COMMERCIAL FUNDING CORPORATION

By:	/s/ Thomas G. Good
Name:	Thomas G. Good
Title:	Secretary

CA HOLDING, INC.

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	President and Chief Executive Officer

COLLECT AMERICA OF CANADA, LLC
CACV OF COLORADO, LLC
CACH, LLC
CACV OF NEW JERSEY, LLC
CACH OF NJ, LLC
HEALTHCARE FUNDING SOLUTIONS, LLC
ORSA, LLC
CANDEO, LLC
AUTUS, LLC

By:	/s/ Paul A. Larkins
Name:	Paul A. Larkins
Title:	Manager

REFINANCE AMERICA, LTD.

By:	/s/ Thomas G. Good
Name:	Thomas G. Good
Title:	Secretary

GMAC COMMERCIAL FINANCE LLC, as Agent

By:	/s/ Thomas Maiale
Name:	Thomas Maiale
Title:	Director

SCHEDULE 2(a)

COMMERCIAL TORT CLAIMS

Commercial Tort Claims:

None.

SCHEDULE 4(d)

INSTRUMENTS, CHATTEL PAPER

AND

LETTER OF CREDIT RIGHTS

Instruments:

1.  Promissory Note dated October 12, 2006 issued by William Barnett to Holdings in the principal amount of $316,240.00.

2.  Full Recourse Secured Promissory Note dated April 15, 2009 issued by Thomas Good to Holdings in the principal amount of $151,530.08.

3.  Promissory Note dated August 5, 2009 issued by Paul A. Larkins to Holdings in the principal amount of $230,800.00.

4.  Notes issued by Franchisees as set forth below:

	Original	Maturity	Current Balance as of
Franchise Name	Note	Date	2/28/10	No.

Superlative Bis, LLC	$124,842.28	11/05/11	$103,839.67	N-0102
Landmark Collections	$200,000.00	02/16/12	$200,000.00	N-0096
Primo Professionals, Inc	$200,000.00	04/05/12	$200,000.00	N-0098
Jerry M Mims	$38,124.60	11/01/09	$34,088.28	N-0078
Bronson & Migliaccio	$500,000.00	11/05/13	$366,666.72	N-0108
Daniels & Norelli	$150,000.00	03/21/13	$240,468.01	N-0113
Primo Professionals, Inc	$150,000.00	06/05/13	$97,500.00	N-0114
Graline Financial Services	$150,000.00	11/05/10	$150,000.00	N-0118
Advantage Business Services	$50,000.00	01/05/11	$41,666.68	N-0121
P Scott Lowery, PC	$100,000.00	08/05/10	$41,666.69	N-0122
LMM Management (Landis)	$50,000.00	09/05/10	$25,000.04	N-0123
Collect Southeast LLC	$44,866.92	09/05/11	$33,650.22	N-0124
CMMM Inc (Mandarich)	$25,000.00	10/05/10	$14,583.35	N-0125
Superlative Bis, LLC	$51,281.16	07/05/10	$27,034.30	N-0126
Prime Collect (Clark)	$25,000.00	10/05/10	$25,000.00	N-0127
Primo Professionals, Inc	$75,000.00		$75,000.00

Total Notes Receivable			$1,676,163.96

Letter of Credit Rights:

None.

Chattel Paper:

None.

SCHEDULE 4(e)

SCHEDULE OF OFFICES, LOCATIONS OF US SECURITY AGREEMENT COLLATERAL

AND RECORDS CONCERNING GRANTORS’ US SECURITY AGREEMENT COLLATERAL

Name of Grantor	Other Names	Type of Entity	Jurisdiction of Organization	Chief Executive Office & Principal Place of Business	Corporate Offices	Organizational ID Number
SquareTwo Financial Corporation	Collect America, Ltd.	Corporation	Delaware	4340 S. Monaco, Second Floor Denver, CO 80237	Same	2389683
CA Holding, Inc.		Corporation	Delaware	4340 S. Monaco, Second Floor Denver, CO 80237	Same	3972812
SquareTwo Financial Commercial Funding Corporation	Collect America Commercial Services, Inc. Guardian Financial Corporation	Corporation	Delaware	16011 College Boulevard Suite 101 Lenexa, Kansas 66219	4340 S. Monaco, Second Floor Denver, CO 80237	3921804
ReFinance America, Ltd.		Corporation	Nevada	4340 S. Monaco, Second Floor Denver, CO 80237	Same	C18309-1996
CACV of Colorado, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20021053155
CACV of New Jersey, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20041156077
Collect America of Canada, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20051038054

Name of Grantor	Other Names	Type of Entity	Jurisdiction of Organization	Chief Executive Office & Principal Place of Business	Corporate Offices	Organizational ID Number
CACH, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20051120495
CACH of NJ, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20051152993
Healthcare Funding Solutions, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20051211589
Orsa, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20061446586
Candeo, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20061446551
Autus, LLC		Limited Liability Company	Colorado	4340 S. Monaco, Second Floor Denver, CO 80237	Same	20061446524
SquareTwo Financial Canada Corporation	CA Acquisition Company	Corporation	Nova Scotia, Canada	1310 Kerrisdale Boulevard Suite 200 Newmarket, ON, Canada	4340 S. Monaco, Second Floor Denver, CO 80237	3097616 Canada Business Number 85548 0174
CCL Financial Inc.	Collect Canada, Ltd. Collections Institute of Canada Ltd. Agence De Recouvrement CCL Financier	Corporation	Ontario, Canada	1310 Kerrisdale Boulevard Suite 200 Newmarket, ON, Canada	4340 S. Monaco, Second Floor Denver, CO 80237	001170695

Name of Grantor	Other Names	Type of Entity	Jurisdiction of Organization	Chief Executive Office & Principal Place of Business	Corporate Offices	Organizational ID Number
	Agence De Recouvrement Collection Agency Agence De Recouvrement CIC
Preferred Credit Resources Limited		Corporation	Ontario, Canada	1310 Kerrisdale Boulevard Suite 200 Newmarket, ON, Canada	4340 S. Monaco, Second Floor Denver, CO 80237	2063817
Metropolitan Legal Administration Services Inc.	1437227 Ontario Limited	Corporation	Ontario, Canada	1310 Kerrisdale Boulevard Suite 200 Newmarket, ON, Canada	4340 S. Monaco, Second Floor Denver, CO 80237	1437227

Recently acquired entities:

Impulse Marketing Group, LLC., AmeriPromotion, LLC, Bigelow, LLC, Chocolate Punch, LLC, Digital Masters, LLC, Ecaddie, LLC, Eclipse, LLC, eHanover, LLC, Email hello, LLC, Extract, LLC, Govault, LLC, Preference Networks, LLC, Rackorib, LLC, Tango Telco, LLC, Telway Online, LLC, Vigorous, LLC, and Webexpo, LLC were acquired on November 21, 2006 and subsequently dissolved after the sale of all of their assets on December 29, 2008.

Depot Tech, LLC was acquired on or around October 26, 2007 and subsequently dissolved after the sale of all of its assets on December 29, 2008.

Warehouses:

None.

Other Premises at which US Security Agreement Collateral is Stored or Located:

None.

Locations of Records Concerning US Security Agreement Collateral:

All records concerning US Security Agreement Collateral are located at the Chief Executive Office and Corporate Office each Grantor.

SCHEDULE 4(g)

INTELLECTUAL PROPERTY

Patents:

None.

Trademarks:

Serial Number	Reg. Number	Word Mark	Owner	Jurisdiction
75109744	2055196	Collect America (Typed Drawing)	Collect America, Ltd. (n/k/a SquareTwo Financial Corporation)	USPTO
75109743	2077288	Collect America (Eagle Design Plus Words, Letters and/or Numbers)	Collect America, Ltd. (n/k/a SquareTwo Financial Corporation)	USPTO
74526997	2030606	Collect America (Typed Drawing)	Collect America, Ltd. (n/k/a SquareTwo Financial Corporation)	USPTO

Copyrights:

Owner	Copyright	Country	Registration No.	Registration Date
Collect America, Ltd. (n/k/a SquareTwo Financial Corporation)	Success Through America’s Recovery Specialists (STARS)-Client	U.S.	TX 4-926-335	January 19, 1999
	Supplement	U.S.	TX 5-130-092	February 07, 2000
Collect America, Ltd. (n/k/a SquareTwo Financial Corporation)	Success Through America’s Recovery Specialists (STARS)-Server	U.S.	TX 889-233	January 19, 1999
	Supplement	U.S.	TX 937-910	February 07, 2000

Material Licenses:

None.

Restrictions:

None.

SCHEDULE 4(k)

DEPOSIT ACCOUNTS

Title	Bank	Location	Acct #
SquareTwo Financial Corporation

Operating account	US Bank	Denver	152307768746
Legal Cost ZBA	US Bank	Denver	152307768803
Payroll	US Bank	Denver	152307768761
West Healthcare Trust	US Bank	Denver	152308789899
Hilco Receivables Trust	US Bank	Denver	152308789881
North Carolina Trust	US Bank	Denver	152308791317
Collect America Trust	US Bank	Denver	152307768795
Trust Refund ZBA	US Bank	Denver	152307768811
Jefferson Capital Trust	US Bank	Denver	152307768753
Midland Credit Mgt Trust	US Bank	Denver	152307768829
Sales/Recourse account	US Bank	Denver	152307768779

CACH, LLC

Trust account	US Bank	Denver	152307771948

CACV of Colorado, LLC

Trust account	US Bank	Denver	152307771930

SquareTwo Financial Commercial Funding Corporation

Operating account	US Bank	Denver	152304521700
Trust account	US Bank	Denver	152304521726
Payroll account	US Bank	Denver	152304521718

Operating account	US Bank	Denver	152304521684
Trust account	US Bank	Denver	152304521692

Healthcare Funding Solutions, LLC
Operating account	US Bank	Denver	152304521684
Trust account	US Bank	Denver	152304521692

ReFinance America, Ltd.

Operating account	US Bank	Denver	152307768852

Title	Bank	Location	Acct #
RLLP trust account	US Bank	Denver	152307768860

SCHEDULE 4(l)

BAILEES

US Security Agreement Collateral in the possession of a consignee, bailee, warehouseman, agent or processor:

None.

EXHIBIT A

COPYRIGHT ASSIGNMENT OF SECURITY

WHEREAS, [NAME OF GRANTOR] a [corporation][limited liability company] formed under the laws of [                              ], located at [                              ] (the “Grantor”) is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth under Grantor’s name in Schedule A  attached hereto (the, “Copyrights”);

WHEREAS, Grantor is obligated to GMAC COMMERCIAL FINANCE LLC (“GMAC CF”) and various other financial institutions (collectively, “Lenders”) and GMAC CF as agent for Lenders (“Agent”) pursuant to (i) a certain Loan Agreement, dated the date hereof, among Agent, Lenders, Grantor and the other credit parties named therein and (ii) a certain Security Agreement, dated the date hereof, among Grantor, certain other credit parties named therein and Agent (as each may be amended, modified, restated or supplemented from time to time, collectively, the “Agreements”); and

WHEREAS, pursuant to the Agreements, Grantor is granting to Agent for its benefit and for the ratable benefit of Lenders a security interest in the security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby assign unto Agent for its benefit and for the ratable benefit of Lenders and grant to Agent for its benefit and for the ratable benefit of Lenders a security interest in and to the Copyrights, and the copyright registrations and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

Grantor expressly acknowledges and affirms that the rights and remedies of Agent and Lenders with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the      day of                         , 2010.

[NAME OF GRANTOR]

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as Agent

By:
Name:
Title:

Exhibit A - 1

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                       , 2010, before me personally came                 , to me known, who, being by me duly sworn, did depose and say that he is the                        of [NAME OF GRANTOR], the corporation/limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors/members of said corporation/limited liability company.

Notary Public

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                          2010, before me personally came               , to me known, who, being by me duly sworn, did depose and say that he is                  of GMAC COMMERCIAL FINANCE LLC, the financial institution described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said financial institution .

Notary Public

Exhibit A - 2

SCHEDULE A

Schedule A to a Copyright Assignment of Security dated                          , 2010, by and between Grantor and GMAC Commercial Finance LLC, as Agent

TITLE	REGISTRATION NUMBER

Exhibit A - 3

EXHIBIT B

PATENT ASSIGNMENT OF SECURITY

WHEREAS, [NAME OF GRANTOR], a [corporation][limited liability company] formed under the laws of [                              ], located at [                              ] (“Grantor”), owns the patents and patent applications shown in the attached Schedule A (the “Patents”), for which there are recordings or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and

WHEREAS, Grantor is obligated to GMAC COMMERCIAL FINANCE LLC (“GMAC CF”) and various other financial institutions (collectively, “Lenders”) and GMAC CF as agent for Lenders (“Agent”) pursuant to (i) a certain Loan Agreement, dated the date hereof, among Agent, Lenders, Grantor and the other credit parties named therein and (ii) a certain Security Agreement, dated the date hereof, among Grantor, certain other credit parties named therein and Agent (as each may be amended, modified, restated or supplemented from time to time, collectively, the “Agreements”); and

WHEREAS, pursuant to the Agreements, Grantor is granting to Agent for its benefit and for the ratable benefit of Lenders a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, and the recordings and applications therefore.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby assign unto Agent for its benefit and for the ratable benefit of Lenders and grant to Agent for its benefit and for the ratable benefit of Lenders a security interest in and to the Patents, and recordings and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

Grantor expressly acknowledges and affirms that the rights and remedies of Agent and Lenders with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated: , 2010
[NAME OF GRANTOR]

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as Agent

By:
Name:
Title:

Exhibit B - 1

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                       , 2010, before me personally came                 , to me known, who, being by me duly sworn, did depose and say that he is the                        of [NAME OF GRANTOR], the corporation/limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors/members of said corporation/limited liability company.

Notary Public

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                          2010, before me personally came               , to me known, who, being by me duly sworn, did depose and say that he is                  of GMAC COMMERCIAL FINANCE LLC, the financial institution described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said financial institution .

Notary Public

Exhibit B - 2

SCHEDULE A

Schedule A to a Patent Assignment of Security dated                          , 2010, by and between Grantor and GMAC Commercial Finance LLC, as Agent.

APPLICATION OR PATENT NO.	ISSUE OR FILING DATE	TITLE

Exhibit B - 3

EXHIBIT C

TRADEMARK ASSIGNMENT OF SECURITY

WHEREAS, [NAME OF GRANTOR] a [corporation][limited liability company] formed under the laws of [                              ], located at [                                ] (“Grantor”), has adopted, used and is using the marks shown in the attached Schedule A (the “Marks”), for which there are registrations or applications in the United States Patent and Trademark Office under the numbers shown in the attached Schedule A; and

WHEREAS, Grantor is obligated to GMAC COMMERCIAL FINANCE LLC (“GMAC CF”) and various other financial institutions (collectively, “Lenders”) and GMAC CF as agent for Lenders (“Agent”) pursuant to (i) a certain Loan Agreement, dated the date hereof, among Agent, Lenders, Grantor and the other credit parties named therein and (ii) a certain Security Agreement, dated the date hereof, among Grantor, certain other credit parties named therein and Agent (as each may be amended, modified, restated or supplemented from time to time, collectively, the “Agreements”); and

WHEREAS, pursuant to the Agreements, Grantor is granting to Agent for its benefit and for the ratable benefit of Lenders a security interest in the Marks, the goodwill of the business symbolized by the Marks, and the registrations and applications therefor.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby assign unto Agent for its benefit and for the ratable benefit of Lenders and grant to Agent for its benefit and for the ratable benefit of Lenders a security interest in and to the Marks, together with the goodwill of the business symbolized by the Marks, and registrations and applications therefor, which assignment and security interest shall secure all the Obligations as defined in the Agreements and in accordance with the terms and provisions thereof.

Grantor expressly acknowledges and affirms that the rights and remedies of Agent and Lenders with respect to the assignment and security interest granted hereby are more fully set forth in the Agreements.

Dated: , 2010
[NAME OF GRANTOR]

By:
Name:
Title:

GMAC COMMERCIAL FINANCE LLC, as Agent

By:
Name:
Title:

Exhibit C - 1

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                       , 2010, before me personally came                 , to me known, who, being by me duly sworn, did depose and say that he is the                        of [NAME OF GRANTOR], the corporation/limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors/members of said corporation/limited liability company.

Notary Public

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                          2010, before me personally came               , to me known, who, being by me duly sworn, did depose and say that he is                  of GMAC COMMERCIAL FINANCE LLC, the financial institution described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said financial institution .

Notary Public

Exhibit C - 2

SCHEDULE A

Schedule A to a Trademark Assignment of Security dated                          , 2010, by and between Grantor and GMAC Commercial Finance LLC, as Agent.

REGISTRATION NO. OR APPLICATION NO.	REGISTRATION OR FILING DATE	MARK

Exhibit C - 3

EXHIBIT D

POWER OF ATTORNEY

This Power of Attorney is executed and delivered by [NAME OF GRANTOR], a [                            ] [corporation][limited liability company] (“Grantor”) to GMAC COMMERCIAL FINANCE, LLC, a Delaware limited liability company (“Attorney”), as administrative and collateral agent for its benefit and the benefit of the Lenders under a Loan Agreement and a Security Agreement, both dated as of the date hereof, and other related documents (the “Loan Documents”).  No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocable waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney.  The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney’s written consent.

Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and subject to the terms of the Security Agreement at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue to obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property; (d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney reasonably believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem reasonably appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor’s property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any

Exhibit D - 1

time and from time to time, promptly upon Attorney’s request, the following reports: (1) a reconciliation of all accounts; (2) an aging of all accounts, (3) trial balances and (4) test verifications of such accounts as Attorney may request; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contractual Obligations and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor’s signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Attorney may deem appropriate and to execute in Grantor’s name such financing statements and amendments thereto and continuation statements which may require Grantor’s signature; and (i) execute, in connection with sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the US Security Agreement Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney’s option and Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor’s property or assets and Attorney’s Liens thereon, all as fully and effectively as Grantor might do.  Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor pursuant to the authority of its board of directors/members this        day                          of 2010.

GRANTOR

By:
Name:
Title:

Exhibit D - 2

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                       , 2010, before me personally came                 , to me known, who, being by me duly sworn, did depose and say that he is the                        of [NAME OF GRANTOR], the corporation/limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors/members of said corporation/limited liability company.

Notary Public

Exhibit D - 3

EXHIBIT E

SPECIAL POWER OF ATTORNEY

STATE OF	)
) ss:
COUNTY OF	)

KNOW ALL MEN BY THESE PRESENTS, that [NAME OF GRANTOR], a [corporation][limited liability company] formed under the laws of the State of [                        ], with its principal office at [                                                              ] (“Grantor”), pursuant to a Security Agreement (as amended, modified, restated or supplemented from time to time, the “Security Agreement”), hereby appoints and constitutes GMAC COMMERCIAL FINANCE LLC, with offices at 1290 Avenue of the Americas, New York, New York 10104 (the “Agent”), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Grantor with respect to Intellectual Property and any License (as described in the Agreement) (the “Collateral”):

1)             To ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any License and, in the name of Grantor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any License and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Agent for the purpose of collecting any and all such moneys due under any License whenever payable;

2)             To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

3)             (A) To direct any party liable for any payment under any of the Licenses to make payment of any and all moneys due and to become due thereunder directly to Agent or as Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (D) to defend any suit, action or proceeding brought against Grantor with respect to any Collateral; (E) to settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (F) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent’s option all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral and Agent’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

Exhibit E - 1

4)             Assign, sell or otherwise dispose of all right, title and interest of Grantor in and to the Patents, Trademarks and Copyrights listed on Schedule 4(g) of the Security Agreement, the patents, trademarks and copyrights which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and executing and delivering any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose;

5)             Execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Agent may in its sole discretion determine.

This power of attorney is made pursuant to the Security Agreement and may not be revoked until the payment in full of all Obligations (as defined in the Agreement) and the irrevocable termination of the Security Agreement.

Dated: , 2010

[NAME OF GRANTOR]

By:
Name:
Title:

Exhibit E - 2

STATE OF	)
: ss.:
COUNTY OF	)

On this      day of                       , 2010, before me personally came                 , to me known, who, being by me duly sworn, did depose and say that he is the                        of [NAME OF GRANTOR], the corporation/limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors/members of said corporation/limited liability company.

Notary Public

Exhibit E - 3

EXHIBIT F

SUPPLEMENT

This SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] (“Grantor”) pursuant to the Security Agreement, dated as of April     , 2010 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among SQUARETWO FINANCIAL CORPORATION, the US Loan Parties signatory thereto and GMAC COMMERCIAL FINANCE LLC, as the Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

[Grantor hereby confirms the grant to the Agent set forth in the Security Agreement of, and does hereby grant to the Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached [Supplements to Schedules](1) accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.](2)

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:
Name:
Title:

(1)          Attach supplements to the relevant schedules of the Security Agreement.

(2)          Form may be adjusted or replaced with the approval of the Agent as may be appropriate to address the requirements of the Security Agreement or other applicable Loan Documents pursuant to which the Supplement is being delivered.

Exhibit F - 1